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                                                                    Exhibit 99.3

                          NORTEL NETWORKS CORPORATION

                           25,000 PURCHASE CONTRACTS

                             UNDERWRITING AGREEMENT


                                                                    June 6, 2002

Credit Suisse First Boston Corporation
J.P. Morgan Securities Inc.
Salomon Smith Barney Inc.
AS REPRESENTATIVES OF THE SEVERAL UNDERWRITERS
   c/o Credit Suisse First Boston Corporation,
      Eleven Madison Avenue,
         New York, N.Y. 10010-3629

Dear Sirs:

      1. Introductory. Nortel Networks Corporation, a Canadian corporation (the "COMPANY"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several Underwriters named in Schedule A hereto (collectively, the "UNDERWRITERS") 25,000 of its prepaid forward purchase contracts (the "PURCHASE CONTRACTS") (the "FIRM SECURITIES") and, at the election of Credit Suisse First Boston Corporation ("CSFBC"), J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. (together with CSFBC, the "REPRESENTATIVES"), sell to the Underwriters an aggregate of up to an additional 3,750 Purchase Contracts (the "OPTIONAL SECURITIES") (the Firm Securities and the Optional Securities which the Underwriters may elect to purchase pursuant to
Section 3 hereof are herein collectively called the "OFFERED SECURITIES"). Each Purchase Contract shall entitle the holder to receive from the Company on August 15, 2005 a number of common shares (the "ISSUABLE COMMON SHARES"), no par value, of the Company (the "COMMON SHARES") equal to the applicable Settlement Rate as set forth in the Purchase Contract and Unit Agreement to be dated as of the First Closing Date (as defined below) (the "PURCHASE CONTRACT AGREEMENT") between the Company, Computershare Trust Company of Canada, as Purchase Contract Agent (the "PURCHASE CONTRACT AGENT") and as transfer agent and registrar, and the holders of Equity Units and Purchase Contracts from time to time (the "HOLDERS"). Each Purchase Contract shall be one component of an equity unit (the "EQUITY Unit") evidencing (a) one Purchase Contract and (b) ownership of specified zero-coupon U.S. treasury securities that mature on a semi-annual basis from February 15, 2003 through August 15, 2005 (together with that holder's pro rata portion of zero-coupon U.S. treasury securities that mature on August 15, 2002) (the "TREASURY STRIPS"), each having a principal amount of U.S.$1,000, which Treasury Strips shall be acquired by CSFBC as contemplated by the Purchase Contract Agreement and delivered to the Custodian on behalf of the Holders to be received and held in accordance with the Custodial Agreement (each as defined below).

      The Treasury Strips will be held by Citibank N.A., as Custodian (the "CUSTODIAN"), for the holders of the Equity Units, pursuant to a custodial agreement to be dated as of the First Closing Date between the Purchase Contract Agent, the Custodian and the holders of Equity Units from time to time
(the "CUSTODIAL AGREEMENT"). The Company hereby agrees with the several Underwriters as follows:

      2. (A) Representations, Warranties and Covenants of the Company. The Company represents, warrants and covenants to, and agrees with, the Underwriters that:

            (a) A registration statement on Form S-3 (File number 333-88164) with respect to common shares, preferred shares, debt securities, warrants to purchase equity securities, warrants to purchase debt securities, share purchase contracts and share purchase or equity units, which contemplates an offering of Equity Units and/or Purchase Contracts, has been prepared by the Company in conformity in all material respects with the requirements of the United States Securities
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      Act of 1933 (the "ACT"), and the rules and regulations (the "RULES AND
      REGULATIONS") of the Securities and Exchange Commission (the "SEC") thereunder, has been filed with the SEC and has become effective. As used in this Agreement: (i) "REGISTRATION STATEMENT" means such registration statement (including all documents incorporated therein by reference), as amended at the date of this Agreement; (ii) "BASIC PROSPECTUS" means the prospectus (including all documents incorporated therein by reference) included in the Registration Statement; and (iii) "U.S. PROSPECTUS" means the Basic Prospectus, together with any amendments or supplements thereto, including without limitation, any preliminary prospectus supplement and any prospectus supplement (the "PROSPECTUS SUPPLEMENT") (including in each case all documents incorporated therein by reference) specifically relating to the Equity Units, as filed with the SEC pursuant to Rule 424(b) of the Rules and Regulations. The SEC has not issued any order preventing or suspending the use of the U.S. Prospectus or the distribution of securities thereunder, and, to the Company's knowledge, no proceedings for such purpose are pending before, or threatened by, the SEC.

            (b) The Company has prepared and filed with the securities regulatory authorities (collectively, the "CANADIAN SECURITIES REGULATORS") in each of the provinces and territories of Canada (collectively, the "QUALIFYING PROVINCES") in accordance with National Instrument 44-101 - Short Form Prospectus Distributions (the "POP PROCEDURES") and National Instrument 44-102 - Shelf Distributions (the "SHELF PROCEDURES"), a preliminary short form base shelf prospectus dated May 13, 2002 relating to common shares, preferred shares, debt securities, warrants to purchase equity securities, warrants to purchase debt securities, share purchase contracts and share purchase or equity units (in the English and French languages, as applicable, the "CANADIAN PRELIMINARY PROSPECTUS") and has obtained a preliminary decision document (the "DECISION DOCUMENT") dated May 14, 2002 from the Ontario Securities Commission (the "OSC"), in its capacity as principal regulator pursuant to the mutual reliance review system procedures provided for under National Policy 43-201 - Mutual Reliance Review System for Prospectuses and Annual Information Forms of the Canadian Securities Regulators (the "MRRS").

            (c) The Company has prepared and filed in the Qualifying Provinces, in accordance with the POP Procedures and the Shelf Procedures, a final short form base shelf prospectus dated May 29, 2002 relating to common shares, preferred shares, debt securities, warrants to purchase equity securities, warrants to purchase debt securities, share purchase contracts and share purchase or equity units (in the English and French languages, as applicable, the "CANADIAN FINAL PROSPECTUS") and has obtained a final Decision Document dated May 30, 2002 from the OSC, in its capacity as principal regulator pursuant to the MRRS on behalf of the Canadian Securities Regulators.

            (d) The Company has also prepared and delivered to the Underwriters as contemplated by Section 2(o) hereof a preliminary prospectus supplement dated June 3, 2002 to the Canadian Final Prospectus relating to the Equity Units (the "CANADIAN PRELIMINARY SUPPLEMENT") in both the English and French languages. The Company will prepare and file in the Qualifying Provinces, in accordance with the Shelf Procedures, promptly, and in any event within the earlier of: (A) the date the final prospectus supplement to the Canadian Final Prospectus relating to the Equity Units (the "CANADIAN FINAL SUPPLEMENT") is first sent or delivered to a purchaser; and (B) two Business Days after the execution and delivery of this Agreement, the Canadian Final Supplement, in both the English and French languages, setting forth the Shelf Information (defined below). The information, if any, included in the Canadian Final Supplement that is omitted from the Canadian Final Prospectus but that is deemed under the Shelf Procedures to be incorporated by reference into the Canadian Final Prospectus as of the date of the Canadian Final Supplement is referred to as the "SHELF INFORMATION". "CANADIAN PROSPECTUS" means the Canadian Final Prospectus, together with the Canadian Final Supplement, including the documents incorporated by reference therein, provided that prior to the filing of the Canadian Final Supplement in the Qualifying Provinces, "Canadian Prospectus" shall mean the Canadian Final Prospectus, together with the Canadian Preliminary Supplement, including the documents incorporated by reference therein. The U.S. Prospectus and the Canadian Prospectus are referred to collectively herein as the "PROSPECTUS". None of the Canadian Securities Regulators has issued any order preventing or suspending the use of the Canadian Prospectus or the distribution of securities thereunder and, to the Company's


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      knowledge, no proceedings for such purpose are pending before, or threatened by, any Canadian Securities Regulator.

            (e) The Registration Statement, as amended, as of the time it became effective and as of the date of this Agreement and the U.S. Prospectus complied and, in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document filed with the SEC after the date as of which this representation is being made, will comply, in all material respects, at all times during the period specified in Section 5(d) hereof and on the Closing Date, with the provisions of the Act, the Rules and Regulations, the United States Securities Exchange Act of 1934 (the "EXCHANGE ACT") and the rules and regulations of the SEC thereunder. The Registration Statement, as of the time it became effective and as of the date of this Agreement, did not and will not at any time during the period specified in Section 5(d) hereof and on the Closing Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein not misleading; and the U.S. Prospectus, as amended or supplemented as of the date of this Agreement and at the time the Registration Statement became effective, did not and will not, at any time during the period specified in Section 5(d) and on the Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company makes no representation or warranty as to: (i) that part of the Registration Statement that constitutes the Statements of Eligibility and Qualifications under the Trust Indenture Act (Form T-1) of the Trustees; or (ii) information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

            (f) The issue and sale of the Offered Securities have been duly authorized by the Company and, when the Offered Securities have been delivered and paid for pursuant to this Agreement and the Purchase Contract Agreement, the Offered Securities will have been duly executed, issued and delivered by the Company. Such Offered Securities will conform to the description thereof contained in the Prospectus with respect to the obligations of the Company and the Offered Securities will constitute valid and binding obligations of the Company, entitled to the benefits provided in the Purchase Contract Agreement and enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability or foreign governmental actions relating to or affecting creditors' rights and to general equity principles.

            (g) Assuming (i) the delivery of the Treasury Strips to the Custodian by CSFBC for and on behalf of the Holders and (ii) that the Treasury Strips conform to the description thereof contained in the Prospectus, the Equity Units conform in all material respects to the description thereof contained in the Prospectus.

            (h) The Company has been duly incorporated under the laws of Canada and is not discontinued and has not been dissolved; the Company has corporate power and authority to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Purchase Contract Agreement.

            (i) The execution and delivery of the Purchase Contract Agreement have been duly authorized by all necessary corporate action of the Company, and assuming due authorization, execution and delivery thereof by the other parties thereto, when executed and delivered by the Company, will have been duly executed and delivered and will constitute a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability or foreign governmental actions relating to or affecting creditors' rights and to general equity principles.


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            (j) The execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company, and this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms.

            (k) The Company is a "reporting issuer" (or equivalent thereof) in each Qualifying Province where such concept exists not in default in any material respect of any requirement under Canadian Securities Laws.

            (l) The authorized capital of the Company is as set forth in the Prospectus under "Description of Share Capital". No person has any agreement or option, or right or privilege (whether pre-emptive or contractual) capable of becoming an agreement or option, for the purchase from the Company of any unissued shares, securities or warrants of the Company except as otherwise described in the Prospectus and other than:
      (i) issuances of stock options or issuances of Common Shares upon exercise of stock options pursuant to compensation arrangements existing on the date hereof, (ii) issuances required in connection with earnout payments for acquisitions prior to the date hereof or upon the exercise of any outstanding securities or rights convertible, exchangeable or exercisable for Common Shares, or (iii) the Company's sale of Common Shares pursuant to an underwriting agreement dated the same date as this Agreement.

            (m) The Company is eligible to distribute securities pursuant to the POP Procedures in each of the Qualifying Provinces.

            (n) At the respective times of filing (or, in the case where a Canadian Preliminary Supplement has been delivered to the Underwriters by the Company, the date of such delivery) and at all times subsequent to the filing thereof during the period of distribution or distribution to the public, as the case may be, of the Equity Units in Canada, the Canadian Prospectus (and any amendment thereto) will comply in all material respects with the requirements of all applicable securities laws in each of the Qualifying Provinces and the respective regulations made thereunder, together with applicable published national and local policy statements, rules, notices, blanket orders and blanket rulings of the Canadian Securities Regulators (collectively, the "CANADIAN SECURITIES LAWS"), and the Canadian Prospectus will provide full, true and plain disclosure of all material facts relating to the Company and to the Equity Units as required by Canadian Securities Laws, and the Canadian Prospectus will not contain any misrepresentation (as defined in Canadian Securities
      Laws) (provided that the foregoing representation and warranty of the Company shall not apply, in each case, to the written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for use in connection with the preparation of the foregoing documents).

            (o) The delivery by the Company to the Underwriters of commercial copies of the Prospectus shall constitute the consent of the Company to use such documents in connection with the distribution of the Offered Securities evidenced by the Equity Units pursuant to the terms of this Agreement.

            (p) The Company has not filed any confidential material change reports under Canadian Securities Laws since May 29, 2002.

            (q) The Issuable Common Shares have been duly authorized for issuance upon settlement of the Purchase Contracts and, when issued in accordance with the terms of the Purchase Contracts, will be validly issued, fully paid and nonassessable; and the shareholders of the Company have no preemptive rights with respect to the Offered Securities or the Issuable Common Shares.

            (r) The issuance and sale by the Company of the Offered Securities, the issuance of the Issuable Common Shares, the compliance by the Company with all the provisions of the Offered Securities, this Agreement and the Purchase Contract Agreement and the consummation by the Company of the other transactions contemplated by this Agreement do not require the consent, approval, authorization, order or qualification of, or filing or registration with, any governmental


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      body or regulatory authority in the United States or Canada, except for
      (i) any consents, approvals or notifications under Canadian Securities Laws (which consents or approvals the Company has applied for and obtained); (ii) the filing of the Canadian Final Supplement with the Canadian Securities Regulators and the Prospectus with the SEC; (iii) required approvals, notices and filings to or with the Toronto Stock Exchange (the "TSX") and the New York Stock Exchange (the "NYSE") (with respect to Issuable Common Shares); and (iv) any qualifications required under blue sky or state securities laws.

            (s) The issuance and sale of the Offered Securities and the Issuable Common Shares and the performance by the Company of all of its obligations under the Offered Securities, the Purchase Contract Agreement and this Agreement will not conflict with or result in a breach or violation of (i) the constating documents or by-laws of the Company, or (ii) any of the agreements to which the Company is a party filed as an exhibit to, or incorporated by reference into the Registration Statement or the Prospectus, other than any conflict, breach or violation which would individually or in the aggregate not have a material adverse effect on the financial condition, business, properties or results of operations of the Company and its subsidiaries taken as a whole ("MATERIAL ADVERSE EFFECT").

            (t) Except as disclosed in the Prospectus, to the knowledge of the Company, there is no litigation, arbitration or legal proceeding involving the Company or any of its subsidiaries that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect, and no such litigation, arbitration or legal proceeding is pending or threatened.

            (u) Except as disclosed in the Prospectus, since the date of the latest unaudited consolidated financial statements included or incorporated by reference in the Prospectus, there has been no change, nor any development or event involving a prospective change, which would result in a Material Adverse Effect and, except as disclosed or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

            (v) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the United States Investment Company Act of 1940.

            (w) The historical consolidated financial statements (including the related notes and supporting schedules) of the Company contained or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements under the Act, the Exchange Act (except that certain supporting schedules are omitted) and Canadian Securities Laws; such consolidated financial statements have been prepared in accordance with accounting principles generally accepted in Canada and the United States noted therein and fairly present the financial position of the Company at the respective dates indicated and the results of its operations and its cash flows for the respective periods indicated.

      3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price of U.S.$22,542.53 per Firm Security, the number of Firm Securities set forth opposite the names of the several Underwriters in Schedule A. In consideration of the Underwriters' purchase of the Firm Securities, the Company agrees to pay to the Underwriters on the First Closing Date a commission of U.S.$857.13 per Firm Security, being an aggregate fee of U.S.$21,428,250.

      The Company will deliver against payment of the purchase price the Firm Securities in the form of one or more permanent global securities (the "FIRM GLOBAL SECURITIES") deposited with The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any


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Firm Global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Prospectus. Payment for the Firm Securities shall be made by the Representatives in Federal (same day) funds by official check or checks or wire transfer to an account designated by the Company at either of Citibank N.A. or Royal Bank of Canada (New York branch) drawn to the order of Nortel Networks Corporation at the office of Cleary, Gottlieb, Steen & Hamilton, One Liberty Plaza, New York, New York 10006 at 8:30 A.M. (New York time), on June 12, 2002, or at such other time not later than seven full Business Days ("BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in the State of New York or the chartered banks in the Province of Ontario are authorized or required by law or executive order to close) thereafter as the Representatives and the Company determine, such time being herein referred to as the "FIRST CLOSING DATE", against delivery to DTC of the Firm Global Securities representing all of the Firm Securities. The Firm Global Securities will be made available for checking at the above office of Cleary, Gottlieb, Steen & Hamilton at least 24 hours prior to the First Closing Date.

      In addition, upon written notice from the Representatives given to the Company from time to time not more than 30 days subsequent to the date of this Agreement, the Underwriters may purchase all or less than all of the Optional Securities at the same purchase price per Optional Security as they pay for each Firm Security. In consideration of the Underwriters' purchase of the Optional Securities, the Company agrees to pay to the Underwriters on each Option Closing Date (as defined below) the same commission for each Optional Security purchased on that date as it pays for each Firm Security. The Company agrees to sell to the Underwriters the number of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased from the Company by the Underwriters on a pro rata basis according to the number of Firm Securities purchased by each Underwriter. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Representatives to the Company.

      Each time for the delivery of and payment for the Optional Securities, being herein referred to as the "OPTION CLOSING DATE", which may be the First Closing Date (the First Closing Date and each Option Closing Date, if any, being sometimes referred to as a "CLOSING DATE"), shall be determined by the Representatives but shall not be later than seven full business days after written notice of election to purchase Optional Securities is given. The Company will deliver against payment of the purchase price for the Optional Securities the Optional Securities being purchased on each Option Closing Date in the form of one or more permanent global securities in definitive form (each, an "OPTIONAL GLOBAL SECURITY") deposited with DTC and registered in the name of Cede & Co., as nominee for DTC. Payment for such Optional Securities shall be made by the Representatives in Federal (same day) funds by official check or checks or wire transfer to an account designated by the Company at either of Citibank or Royal Bank of Canada (New York branch) drawn to the order of Nortel Networks Corporation at the office of Cleary, Gottlieb, Steen & Hamilton, One Liberty Plaza, New York, New York 10006, against delivery to DTC of the Optional Global Securities representing all of the Optional Securities being purchased on such Option Closing Date.

      The Company shall not be obligated to deliver any Offered Securities except upon payment for all Offered Securities to be purchased pursuant to this Agreement as herein provided.

      4.    Offering by Underwriters.

            (a) It is understood that the Underwriters propose to offer the Offered Securities for sale to the public as set forth in, and only through, the Prospectus.

            (b) The obligations of the Company to sell the Firm Securities on the First Closing Date and the Optional Securities on each Option Closing Date will be subject to receipt by the Purchase Contract Agent from the Custodian of confirmation on the First Closing Date and on each Option Closing Date of the Custodian's receipt of delivery from CSFBC, on behalf of the Holders as contemplated in the Purchase Contract Agreement, of


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      sufficient Treasury Strips to constitute the Treasury Strip component, as contemplated in the Purchase Contract Agreement, of the Equity Units to be offered to the public on the First Closing Date or such Option Closing Date, as the case may be.

            (c) CSFBC will not purchase any Treasury Strips evidenced by the Equity Units from itself or any of its affiliates.

      5. Certain Agreements of the Company. The Company agrees with the several Underwriters that:

            (a) The Company (i) shall furnish promptly to the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed and a copy of each amendment thereto (in each case together with all exhibits filed therewith) filed prior to or on the date of this Agreement or related to or covering the Equity Units, and a copy of the U.S. Prospectus filed with the SEC, and (ii) shall advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or the U.S. Prospectus and will not effect such amendment or supplementation without the Representatives' consent, which shall not be unreasonably withheld.

            (b) The Company shall deliver promptly to the Representatives, without charge, such number of the following documents as the Representatives may reasonably request: (i) conformed copies of the Registration Statement (excluding exhibits thereto); (ii) the Prospectus; and (iii) any documents incorporated by reference in the Prospectus; and the Company authorizes the Underwriters and all dealers to whom any Offered Securities may be offered or sold by the Underwriters to use such documents during the period referred to in Section 5(d) in connection with the sale of the Offered Securities in accordance with the applicable provisions of the Act, the Rules and Regulations and Canadian Securities Laws; provided that the Company shall be deemed to have complied with the requirements of clause (iii) of this paragraph with respect to any document filed electronically with the SEC or a Canadian Securities Regulator.

            (c) Promptly following the execution and delivery of this Agreement (and concurrently with the execution of this Agreement in respect of those opinions contemplated in (v) and (vi) below to be dated the date of the Canadian Preliminary Supplement), the Company shall deliver to each of the
      Underwriters:

                  (i) a copy of the Canadian Final Supplement in the English language signed and certified;

                  (ii) a copy of the Canadian Final Supplement in the French language signed and certified;

                  (iii) a copy of the certificates of authentication in respect of the Canadian Final Prospectus and the Canadian Final Supplement signed and certified as required by the Canadian Securities Laws;

                  (iv) a copy of any other document required to be filed by the Company under the laws of each of the Qualifying Provinces in compliance with the Canadian Securities Laws in connection with the offering of the Equity Units;

                  (v) legal opinions dated the date of each of the Canadian Preliminary Supplement and the Canadian Final Supplement, in form and substance satisfactory to the Representatives, addressed to the Underwriters, the Company and counsel to the Underwriters from counsel to the Company to the effect that the French language version of the Canadian Prospectus, except for the consolidated financial statements and notes to such statements and the related auditors' report on such statements and any financial information in the Canadian Prospectus, including any such information contained in any document incorporated by reference therein and certain other information (collectively, the "FINANCIAL


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
            INFORMATION") and any exhibit to any document incorporated by reference therein, as to which no opinion need be expressed by such counsel, is, in all material respects, a complete and accurate translation of the English language version thereof, and that the English and French language versions are not susceptible of any materially different interpretation with respect to any material matter contained therein; and

                  (vi) opinions dated the date of each of the Canadian Preliminary Supplement and the Canadian Final Supplement, in form and substance satisfactory to the Representatives, addressed to the Underwriters, the Company and their respective counsel from the auditors of the Company to the effect that the French language version of the Financial Information contained in the Canadian Prospectus is, in all material respects, a complete and proper translation of the English language version thereof.

            (d) During such period following the date of this Agreement, (X) in the case of the offering of the Equity Units in the United States, if in the opinion of counsel for the Underwriters, a prospectus is required by law to be delivered and (Y) in the case of the offering of the Equity Units in the Qualifying Provinces, until the completion of distribution or distribution to the public, as the case may be, the Company shall furnish copies of: (i) any amendment to the Registration Statement; (ii) the Prospectus or any amendment or supplement thereto; or (iii) any document incorporated by reference in any of the foregoing or any amendment or supplement to any such incorporated document to the Representatives and to counsel for the Underwriters prior to filing any of such items with the SEC or a Canadian Securities Regulator and shall not file any such item to which the Representatives shall reasonably object; provided that despite any such objection but after consultation with the Representatives, including the furnishing to the Representatives of drafts thereof, the Company may file any amendment, supplement, report or statement which in the opinion of its counsel it is required to file pursuant to the Act, the Exchange Act or Canadian Securities Laws.

            (e) The Company shall advise the Representatives promptly: (i) when any post-effective amendment to the Registration Statement related to or covering the Offered Securities and the Issuable Common Shares becomes effective; (ii) of any request by the SEC or a Canadian Securities Regulator for an amendment or supplement (insofar as the amendment or supplement relates to or covers the Offered Securities and the Issuable Common Shares) to the Registration Statement, to the Prospectus, to any document incorporated by reference in any of the foregoing or for any additional information related to the Registration Statement (insofar as such information relates to or covers the Offered Securities and the Issuable Common Shares); (iii) the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the issuance of any order by the SEC or a Canadian Securities Regulator directed to the Prospectus or any document incorporated therein by reference or the initiation of any stop order proceeding or of any challenge to the accuracy or adequacy of any document incorporated by reference in the Prospectus (insofar as it relates to the Purchase Contracts and the Issuable Common Shares); and (iv) of receipt by the Company of any notification with respect to the suspension of the qualification of the Equity Units for sale in any jurisdiction or the initiation of any proceeding for that purpose. If at any time during the period referred to in Section 5(d) when the Prospectus related to the Equity Units is required to be delivered under the Act or under Canadian Securities Laws, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Act, the Rules and Regulations, the Exchange Act, or the Canadian Securities Laws, the Company shall promptly prepare and file with the SEC or a Canadian Securities Regulator, as the case may be, subject to
      Section 5(d), an amendment or supplement that will correct such statement or omission or an amendment or supplement which will effect such compliance.

            (f) If, during the period referred to in Section 5(d), the SEC or a Canadian Securities Regulator shall issue a stop order suspending the effectiveness of the Registration Statement or retracting or suspending the use of the Prospectus, the Company shall make every commercially reasonable effort to obtain the lifting of that order at the earliest possible time.

            (g) As soon as practicable, or in accordance with Rule 158 of the Rules and Regulations, the Company shall make generally available to its security holders and to the Representatives an earnings statement (which need not be audited) of the Company and its consolidated subsidiaries, that will satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder.

            (h) The Company will pay all expenses incidental to the performance of its obligations under this Agreement and the Purchase Contract Agreement including (i) the fees and expenses of the Purchase Contract Agent and its professional advisers; (ii) expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities, the printing (or reproduction) of this Agreement, the Purchase Contract Agreement, the Offered Securities, the Prospectus and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities; (iii) the cost of qualifying the Issuable Common Shares for listing on the NYSE and the TSX and any expenses incidental thereto, (iv) for any expenses (including reasonable fees and disbursements of counsel) incurred in connection with qualification of the Equity Units for sale under the laws of such jurisdictions as the Representatives designate and the printing of memoranda relating thereto, and (v) for expenses incurred in distributing any Registration Statement, Basic Prospectus and Prospectus (including any amendments and supplements thereto) to the Underwriters. The Company will reimburse the Underwriters for all reasonable travel expenses of the Underwriters and the Company's officers and employees and any other reasonable expenses of the Underwriters and the Company in connection with attending or hosting meetings with prospective Underwriters of the Equity Units. For the avoidance of doubt, the Underwriters shall pay for the fees and expenses of their counsel in connection with the performance of their respective obligations under this Agreement and the offering of the Equity Units, including any fees and expenses related to the purchase of the Treasury Strips by CSFBC, as contemplated by the Purchase Contract Agreement.

            (i) In connection with the offering, until the Representatives shall have notified the Company and the other Underwriters of the completion of the sale of the Equity Units, the Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company or to facilitate the sale of the Offered Securities or the offering of Equity Units.

            (j) In connection with the offering, until the Representatives shall have notified the Company and the other Underwriters of the completion of the sale of the Equity Units, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest in any Offered Securities or the Equity Units or attempt to induce any person to purchase any Offered Securities or the Equity Units (provided that this subsection (j) shall not apply to directors and officers who purchase Equity Units in this offering pursuant to the prospectus); and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities or the Equity Units.

            (k) For a period of 60 days after the date of the initial offering of the Offered Securities by the Underwriters, the Company will not offer, sell, contract to sell, pledge, or otherwise dispose of, directly or indirectly, or file with the SEC or a Canadian Securities Regulator a registration statement or another offering document relating to, any securities of the Company that are substantially similar to the Offered Securities or the Issuable Common Shares, or securities convertible into or exchangeable or exercisable for Common Shares of the Company or warrants or other rights to purchase Common Shares of the Company, without the prior written consent of the Representatives, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, other than (i) issuances of stock options or Common Shares upon exercise of stock options or otherwise pursuant to compensation arrangements existing on the date hereof, (ii) issuances required in connection with earnout payments for acquisitions prior to the date hereof or upon the exercise of any outstanding securities or rights convertible, exchangeable or exercisable for Common Shares,

      (iii) issuances of rights under the Company's shareholder rights plan and the Common Shares issuable upon exercise of those rights, (iv) the issuance of the Issuable Common Shares upon settlement of the Offered Securities or (v) any filing of a registration statement in connection with any of the items listed in the foregoing clauses (i) to (iv), (vi) the Company's sale of Common Shares pursuant to an underwriting agreement dated the same date as this Agreement.

            (l) The Company will reimburse the Underwriters against any documentary, stamp or similar issuance tax, including any interest and penalties, on the creation, issuance and sale of the Offered Securities and on the execution and delivery of this Agreement. All payments to be made by the Company hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

            (m) The Company shall make every reasonable effort to arrange for the qualification of the Equity Units for sale under the laws of such jurisdictions as the Representatives may reasonably designate and the Company shall approve, which approval shall not be unreasonably withheld, and the Company shall pay all reasonable expenses (including reasonable fees and disbursements of counsel) in connection with such qualifications and shall maintain such qualifications in effect during the period set forth in Section 5(d); provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not so qualified at the date of this Agreement or to take any action that would subject it to general or unlimited service of process or to the imposition of any taxes based on, or measured by, all or any part of the income of the Company, in any jurisdiction where it is not at such date so subject;

            (n) Prior to the filing of the Canadian Final Supplement (and any amendments thereto), the Company shall permit the Underwriters and their counsel to participate fully in the preparation of such documents and allow the Underwriters and their counsel to conduct all due diligence which the Underwriters may reasonably require in order to fulfill their obligations under Canadian Securities Laws and in order to enable the Underwriters to execute responsibly any certificate required to be executed by the Underwriters in connection with the Canadian Preliminary Supplement and the Canadian Final Supplement (and any amendments thereto);

            (o) The Issuable Common Shares will be authorized by the Company for issuance upon settlement of the Purchase Contracts and the Company shall use its commercially reasonable best efforts to ensure that the Issuable Common Shares will be listed and posted for trading on the NYSE and the TSX upon issuance.

      6. Conditions of the Obligations of the Underwriters. The obligations of the Underwriters to purchase and pay for the Firm Securities on the First Closing Date and for the Optional Securities on each Option Closing Date will be subject to the accuracy in all material respects of the representations and warranties not qualified as to materiality or Material Adverse Effect and the accuracy in all respects of the representations and warranties qualified as to materiality or Material Adverse Effect on the part of the Company herein, to the accuracy in all material respects of the statements of officers of the Company made pursuant to the provisions hereof, to the performance in all material respects by the Company of its obligations hereunder and to the following additional conditions precedent:

            (a) At or before the Closing Date, no stop order suspending the effectiveness of the Registration Statement or any order directed to any document incorporated by reference in the Prospectus shall have been issued and remain in effect and no proceeding for that purpose shall be pending or, to the knowledge of the Company or the Representatives, threatened by the SEC or a Canadian Securities Regulator.

            (b) The Underwriters shall have received a letter, dated the date of this Agreement, of Deloitte & Touche LLP confirming that they are independent public accountants within the meaning of the Act, the Rules and Regulations and Canadian Securities Laws and to the effect that:

                  (i) in their opinion the consolidated financial statements examined by them and included in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act, the related published Rules and Regulations and Canadian Securities Laws;

                  (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information and the procedures specified by the Canadian Institute of Chartered Accountants for a review of interim financial statements by an entity's auditor, on the unaudited condensed consolidated financial statements included in the Prospectus;

                  (iii) on the basis of the review referred to in clause (ii)
            above, a reading of the latest available interim unaudited condensed consolidated financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                        (A) the unaudited condensed consolidated financial
                  statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations and Canadian Securities Laws or any material modifications should be made to such unaudited condensed consolidated financial statements for them to be in conformity with accounting principles generally accepted in the United States of America and Canada, as the case may be;

                        (B) the unaudited consolidated net sales, net operating
                  income, net income and net income per share amounts for the three-month periods ended March 31, 2002 and March 31, 2001 included in the Prospectus do not agree with the amounts set forth in the unaudited condensed consolidated financial statements for those same periods;

                        (C) at the date of the latest available consolidated
                  balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in long-term debt in excess of $50 million of the Company and its consolidated subsidiaries or, at the date of the latest available consolidated balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest consolidated balance sheet included in the Prospectus; or

                        (D) for the period from the closing date of the latest
                  consolidated income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest consolidated income/loss statement included in the Prospectus, in consolidated net sales, net operating income/loss or in the total or per share amounts of consolidated income/loss before extraordinary items or net income/loss;

                  except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Prospectus (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

            (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change in U.S., Canadian or international financial, political or economic conditions as would, in the judgment of the Representatives be likely to prejudice materially the success of the proposed issue, sale or distribution of the Equity Units, whether in the primary market or in respect of dealings in the secondary market, (ii) any change, or any development or event involving a prospective change, in the financial condition, business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Underwriters, including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering of the Equity Units or the sale of and payment for the Offered Securities; (iii) any material suspension or material limitation of trading in securities generally on the NYSE, the TSX or any setting of minimum prices for trading on such exchange other than as a result of systems difficulties experienced by either the NYSE or the TSX, or any material suspension of trading of any securities of the Company on the NYSE or the TSX; (iv) any banking moratorium declared by U.S. Federal, New York or Canadian authorities; (v) any major disruption of settlements of securities or clearance services in the United States or Canada, or (vi) any attack on, or outbreak or escalation of hostilities or act of terrorism involving the United States or Canada, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Equity Units.

            (d) The Underwriters shall have received an opinion, dated such Closing Date, of Nicholas J. DeRoma, Chief Legal Officer of the Company, that:

                  (i) The Company has been duly incorporated under the laws of Canada, with corporate power and authority to conduct its business as currently conducted and described in the Prospectus and is not discontinued and has not been dissolved;

                  (ii) The execution and delivery of the Purchase Contract Agreement have been duly authorized by all necessary corporate action of the Company; the Purchase Contract Agreement has been executed and delivered by the Company; and, assuming due payment by the Underwriters in accordance with the terms of this Agreement, the Purchase Contract Agreement and the Offered Securities delivered on such Closing Date constitute valid and binding obligations of the Company enforceable in accordance with their terms, and the Offered Securities will be entitled to the benefits provided by the Purchase Contract Agreement and the Custodial Agreement;

                  (iii) The Offered Securities are in the form contemplated by the Purchase Contract Agreement, have been duly authorized by the Company and have been duly executed, issued and delivered by the Company;

                  (iv) The execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company and this Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms;

                  (v) The Registration Statement is effective under the Act and, to the best of such Counsel's knowledge, no stop order with respect thereto has been issued, or proceeding for that purpose has been instituted or threatened, by the SEC;

                  (vi) To the best of such Counsel's knowledge, no order directed to any document incorporated by reference in the Prospectus has been issued and remains in effect, or is threatened to be issued, by the SEC or a Canadian Securities Regulator;

                  (vii) To the best of such Counsel's knowledge, other than as disclosed in the Prospectus neither the Company nor any of its properties is involved in any litigation, arbitration or legal proceedings which would individually or in the aggregate have a Material Adverse Effect, nor is there any such litigation, arbitration or legal proceedings pending or threatened;

                  (viii) The statements set forth under the caption "Description of Share Capital" in the Basic Prospectus, insofar as they purport to constitute a summary of certain terms of the Common Shares, fairly summarize in all material respects the matters referred to therein,

                  (ix) The issue and sale of the Offered Securities by the Company pursuant to this Agreement and the performance by the Company of its obligations pursuant to this Agreement and the Purchase Contract Agreement do not conflict with or constitute a breach of or default under the (A) constating documents or by-laws of the Company or (B) any of the agreements to which the Company is a party which are filed as an exhibit to, or incorporated by reference into the Registration Statement or the Prospectus, other than a conflict, breach or default which would not have a Material Adverse Effect;

                  (x) The Issuable Common Shares issuable upon settlement of the Offered Securities delivered on such Closing Date have been duly authorized for issuance upon such settlement and, when issued in accordance with the terms of the Purchase Contracts, will be validly issued, fully paid and nonassessable and will conform in all material respects to the description of the Issuable Common Shares contained in the Basic Prospectus;

                  (xi) Assuming that the choice of the laws of the State of New York as the governing law of this Agreement has been made in good faith and not with a view to avoiding the consequences of the laws of any other relevant jurisdiction, such choice would, to the extent such laws were specifically pleaded and proved as a fact by expert evidence, be recognized and applied in an action brought before a court of competent jurisdiction in the Province of Ontario, and such laws would accordingly be applied by such court to all issues which under conflict of law rules in the Province of Ontario are characterized to be contract issues, except for such laws as such court considered: (1) to be procedural in nature; (2) to be revenue, penal, public or similar laws; and (3) the application of which would be inconsistent with the public policy of Ontario;

                  (xii) The submission by the Company to the non-exclusive jurisdiction of the federal and state courts in the Borough of Manhattan in The City of New York, contained in Section 15 of this Agreement, would be recognized and given effect to by the courts of the Province of Ontario as a valid submission to the jurisdiction of such courts, provided that the provisions of Section 15 respecting service of process on the Company are duly complied with;

                  (xiii) The Company is a "reporting issuer" or equivalent in each of the Qualifying Provinces where such concept applies and does not appear on any list of defaulting reporting issuers in any Qualifying Province where the Canadian Securities Regulator therein maintains such a list and makes such a list publicly available;

                  (xiv) No person has any agreement or option, or right or privilege (whether pre-emptive or contractual) capable of becoming an agreement or option, for the purchase from the Company of any unissued shares, securities or warrants of the Company except as otherwise described in the Prospectus and other than: (i) issuances of stock options or issuances of Common Shares upon exercise of stock options pursuant to compensation arrangements existing on the date hereof, (ii) issuances required in connection with earnout payments for acquisitions prior to the date hereof or upon the exercise of any outstanding securities or rights convertible, exchangeable or exercisable for Common Shares, or (iii) the Company's sale of Common Shares pursuant to an underwriting agreement dated the same date as this Agreement; and

                  (xv) The Company is eligible to distribute securities pursuant to the POP Procedures.

      The opinions expressed above will be subject to those assumptions and qualifications reasonably satisfactory to such counsel including, without limitation, with respect to the opinions expressed in Sections 6(d)(ii) and (iv) above that:

                  (i) enforceability may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other laws or foreign governmental actions affecting the enforcement of creditors' rights generally;

                  (ii) equitable remedies, including the remedies of specific performance and injunction, may only be granted at the discretion of a court of competent jurisdiction;

                  (iii) the Currency Act (Canada) precludes the courts in Canada from awarding a judgment for an amount expressed in a currency other than Canadian dollars; and

                  (iv) no opinion is expressed with respect to the enforceability of any provisions relating to indemnity and contribution.

      In rendering his opinion, he may rely as to matters of fact, to the extent he deems proper, on certificates of responsible officers of the Company and its subsidiaries or public officials. He may also rely upon legal opinions provided to him. In addition, he may rely upon determinations of responsible officers of the Company with respect to the verification, characterization and quantification of various assets and liabilities. Furthermore, he may assume without independent investigation: (i) the authenticity of any document or instrument submitted to him as an original, the conformity to the authentic original of any document or instrument submitted to him as a certified, conformed or photographic copy and the genuineness of all signatures on such originals or copies; and (ii) with respect to parties to an agreement, other than the Company, the due execution and delivery, pursuant to due authorization, of such agreement and that such agreement constitutes a valid and binding agreement of all such parties.

                  Such counsel shall further deliver a letter to the effect
            that:

                        (A) the Canadian Prospectus, or any document
                  incorporated by reference therein (in each case, except the consolidated financial statements and schedules and other financial and related statistical data included therein, as to which such counsel expresses no view), appeared on their face to be appropriately responsive in all material respects to the requirements of the Canadian Securities Laws applicable in the Province of Ontario;

                        (B) no information has come to such counsel's attention
                  that causes him to believe that the Registration Statement (except the consolidated financial statements and schedules and other financial and related statistical data, included therein, as to which such counsel expresses no view) at the time it became effective contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein not misleading, or that the Prospectus (except as aforesaid) as of the date of the Prospectus and as of the date of such opinion contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

      provided, that, in each of (A) and (B) above, counsel's opinion shall not extend to (i) that part of the Registration Statement that constitutes the Statements of Eligibility and Qualifications under the Trust Indenture Act (Form T-1) of the Trustees, or (ii) statements in or omissions from the Prospectus based upon written information furnished to the Company by any Underwriter.

      (e) The Underwriters shall have received an opinion, dated such Closing Date, of Osler, Hoskin & Harcourt LLP, special Canadian tax counsel to the Company, that (a) the statements set forth in the Prospectus under the headings "Canadian Federal Income Tax Consequences", insofar as such statements purport to summarize certain federal income tax laws of Canada, constitute a fair summary of the principal Canadian federal income tax consequences of an investment in the Offered Securities and Treasury Strips evidenced by the Equity Units and (b) as of the Closing Date the Offered Securities and Treasury Strips evidenced by the Equity Units are qualified investments under the Income Tax Act (Canada) (the "TAX ACT") and the Regulations thereunder for trusts governed by registered retirement savings plans, registered retirement income funds and deferred profit sharing plans (collectively, "Deferred Income Plans") and trusts governed by registered educational savings plans, the Offered Securities are not, but that the Treasury Strips are, "foreign property" as defined in the Tax Act for Deferred Income Plans and other persons subject to tax under Part XI of the Tax Act.

      (f) The Underwriters shall have received an opinion, dated such Closing Date, of Ogilvy Renault, special Canadian counsel to the Company, that:

                  (i) The issue and sale of the Offered Securities by the Company pursuant to this Agreement and the performance by the Company of its obligations pursuant to this Agreement and the Purchase Contract Agreement do not require the consent, approval or authorization of or filing or registration with, any governmental body or regulatory authority in the Provinces of Ontario, British Columbia, Alberta or Quebec, except for (i) required filings with relevant Canadian securities regulatory authorities; and (ii) required approvals, notices and filings to or with the TSX;

                  (ii) All documents have been filed and all requisite proceedings have been taken by the Company and all approvals, permits, consents and authorizations of the Canadian Securities Regulators under the Canadian Securities Laws have been obtained by the Company to qualify the Equity Units for distribution or distribution to the public in each of the Qualifying Provinces through investment dealers or brokers duly registered under the applicable laws of the Qualifying Provinces who have complied with such applicable laws, provided however that such counsel need express no opinion as to whether the Canadian Prospectus constitutes full, true and plain disclosure of all material facts relating to the Company and the Equity Units;

                  (iii) The issuance of Issuable Common Shares in accordance with the terms of the Purchase Contracts will be exempt from, or not subject to, the prospectus requirements contained in the Canadian Securities Laws and the registration requirements contained in the Canadian Securities Laws and no other documents are required to be filed, proceedings taken or approvals, permits, consents or authorizations of appropriate regulatory authorities obtained in order to permit such issuance of the Issuable Common Shares, other than those disclosed to the Underwriters and described in such opinion; and

                  (iv) The first trade of the Issuable Common Shares issued in accordance with the terms of a Purchase Contract will be exempt from, or not subject to, the prospectus requirements contained in the Canadian Securities Laws and no other documents are required to be filed, proceedings taken or approvals, permits, consents or authorizations obtained, other than those disclosed in such opinion, under the Canadian Securities Laws of any of the Qualifying Provinces to permit such first trade of Issuable Common Shares, provided that such trade is conducted through persons who are duly registered in a category permitting them to so trade such Issuable Common Shares under the applicable laws of each such Qualifying Province and who have complied with the relevant provisions of such legislation or such trade is made pursuant to an exemption from the registration requirements of such legislation.

            The opinions expressed above will be subject to those assumptions and qualifications reasonably satisfactory to such counsel including, without limitation, with respect to the opinions expressed in Section 6(f)(iv) above, that such first trade is not made by a "control person" (or equivalent) and that such first trade satisfies applicable requirements. In rendering such opinion, counsel may rely as to matters of fact, to the extent it deems proper, on certificates of responsible officers of the Company and its subsidiaries or public officials. Counsel may also rely upon legal opinions provided to it. In addition, counsel may rely upon determinations of responsible officers of the Company with respect to certain factual matters. Furthermore, counsel may assume without independent verification the authenticity of any document or instrument submitted to it as an original, the conformity to the authentic original of any document or instrument submitted to it as a certified, conformed or photographic copy and the genuineness of all signatures.

      (g) The Underwriters shall have received an opinion, dated such Closing Date, of Cleary, Gottlieb, Steen & Hamilton, special United States counsel to the Company, that:

                  (i) the Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the net proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940;

                  (ii) the Purchase Contract Agreement has been duly executed and delivered by the Company under the law of the State of New York and is a valid and binding obligation of the Company enforceable in accordance with its terms;

                  (iii) the Offered Securities have been duly executed and
            delivered by the Company under the law of the State of New York and are the valid and binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Purchase Contract Agreement;

                  (iv) assuming (i) the delivery of the Treasury Strips to the Custodian by CSFBC for and on behalf of the Holders and (ii) that the Treasury Strips conform to the description thereof contained in the Prospectus, the Equity Units conform in all material respects to the description thereof contained in the Prospectus;

                  (v) the statements set forth in the Prospectus Supplement under the caption "U.S. Federal Income Tax Consequences," insofar as such statements purport to summarize the principal U.S. federal income tax consequences of an investment in the Equity Units, provide, subject to the qualifications and limitations stated therein, a fair summary of such provisions; and

                  (vi) the issuance and sale of the Offered Securities to the Underwriters pursuant to this Agreement, and the performance by the Company of its obligations in this Agreement and the Purchase Contract Agreement (x) do not require any consent, approval, authorization, registration or qualification of or with any governmental authority of the

            United States, except such as have been obtained or effected under the Act and the Exchange Act (but we express no opinion as to any consent, approval, authorization, registration or qualification that may be required under state securities or blue sky laws).

            The opinions expressed above will be subject to those assumptions and qualifications reasonably satisfactory to such counsel including, without limitation, with respect to the opinions expressed in Sections 6(g)(ii) and
(iii) above that:

                  (i) enforceability may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other laws or foreign governmental actions affecting the enforcement of creditors' rights generally;

                  (ii) equitable remedies, including the remedies of specific performance and injunction, may only be granted at the discretion of a court of competent jurisdiction; and

                  (iii) no opinion is expressed with respect to the
                        enforceability of any provisions relating to indemnity and contribution.

      In rendering such opinion, counsel may rely as to matters of fact, to the extent it deems proper, on certificates of responsible officers of the Company and its subsidiaries or public officials. Counsel may also rely upon legal opinions provided to it. In addition, counsel may rely upon determinations of responsible officers of the Company with respect to the verification, characterization and quantification of various assets and liabilities. Furthermore, counsel may assume without independent investigation: (i) the authenticity of any document or instrument submitted to it as an original, the conformity to the authentic original of any document or instrument submitted to it as a certified, conformed or photographic copy and the genuineness of all signatures on such originals or copies; and (ii) with respect the validity, binding effect or enforceability of any agreement or obligation of the Company, such counsel has assumed that the Company and each other party to such agreement or obligation has satisfied those legal requirements that are applicable to it to the extent necessary to make such agreement or obligation enforceable against it (except that no such assumption is made as to the Company regarding matters of the law of the State of New York).

      Such counsel shall further deliver a letter to the effect that, in the course of such counsel's acting as special U.S. counsel to the Company in connection with its preparation of the Registration Statement and the Prospectus, based on such counsel's participation in conferences and telephone conversations with representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Underwriters and representatives of counsel for the Underwriters, during which conferences and conversations the contents of the Registration Statement and the Prospectus, portions of certain of the documents incorporated by reference therein and related matters were discussed, and such counsel's review of certain corporate records and documents furnished to such counsel by the Company, such counsel's understanding of the U.S. federal securities laws and the experience such counsel has gained in their practice thereunder, such counsel advises that
(1) the Registration Statement (except the financial statements and schedules and other financial and related statistical data included therein, as to which such counsel expresses no view), at the time it became effective, and the Prospectus (except as aforesaid), as of the date thereof, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the Rules and Regulations thereunder other than Regulation S-T under the Act and (2) the documents incorporated by reference in the Registration Statement and the Prospectus (except the financial statements and the schedules and other financial and related statistical data included therein, as to which such counsel expresses no view), as of the respective dates of their filing with the SEC, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the Rules and Regulations thereunder, and (y) no information has come to such counsel's attention (A) that causes such counsel to believe that the Registration Statement (except the financial statements and schedules and other financial and related statistical data, included therein, as to which such counsel expresses no view) at the time it became effective contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein not misleading, or (B) that the Prospectus (except as aforesaid) as of the date of the Prospectus and as of the date of such opinion contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that, in each of (x) and (y) above, counsel's letter shall not extend to statements in or omissions from the Prospectus based upon written information furnished to the Company by any Underwriter or to that part of the Registration Statement that constitutes the Statements of Eligibility and Qualifications under the Trust Indenture Act (Form T-1) of the Trustees.

      (h) The Underwriters shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, special United States counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the validity of the Equity Units, the Offered Securities, the Prospectus and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

      (i) The Underwriters shall have received an opinion, dated such Closing Date, from Blake, Cassels & Graydon LLP, special Canadian counsel to the Underwriters, with respect to such matters relating to the sale of the Equity Units as the Representatives may require; provided that such counsel providing such opinion shall be entitled to rely on or deliver the opinions of local counsel in the relevant Qualifying Provinces.

      (j) The Underwriters shall have received a certificate, dated such Closing Date, of either (x) both the President and Chief Executive Officer and the Chief Financial Officer (provided that, if the aforesaid offices are held by one person, such person's signature shall also be accompanied by that of an officer set forth in (y)) or (y) of one of the aforesaid officers and any one of the Corporate Secretary, the Controller, the Treasurer, any Assistant Secretary, any Assistant Controller or any Assistant Treasurer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state on behalf of the Company as to the accuracy in all material respects of the representations and warranties not qualified as to materiality or Material Adverse Effect and the accuracy in all respects of the representations and warranties qualified as to materiality or Material Adverse Effect on the part of the Company herein, that the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date, and that, subsequent to the date of the most recent consolidated financial statements included or incorporated in the Prospectus there has been no change, nor any development or event involving a prospective change, which would result in a Material Adverse Effect except as set forth in or contemplated by the Prospectus or as described in such certificate.

      (k) The Underwriters shall have received an opinion, dated such Closing Date, from in-house counsel to Citibank N.A., the Custodian, that:

                  (i) Citibank N.A. is a national banking association duly incorporated and validly existing under the laws of United States;

                  (ii) The execution, delivery and performance by the Custodian of the Custodial Agreement have each been duly authorized by all necessary corporate action on the part of such Custodian; the Custodial Agreement has been duly executed and delivered by the Custodian and constitutes a valid and binding obligation of the Custodian, enforceable against such Custodian in accordance with its terms;

                  (iii) The execution, delivery and performance by the Custodian of the Custodial Agreement do not violate or constitute a breach of the Articles of Incorporation or By-Laws of the Custodian; and

                (iv) No consent of any federal or state banking authority is required for the execution, delivery or performance by the Custodian of its obligations under the Custodial Agreement.

      (l) The Underwriters shall have received an opinion, dated such Closing Date, from Stikeman Elliott, special counsel to the Purchase Contract Agent, that:

                (i) Computershare Trust Company of Canada is a company continued and existing as a trust company under the laws of Canada; and

                (ii) the execution, delivery and performance by the Purchase Contract Agent of the Purchase Contract Agreement and the authentication and delivery by the Purchase Contract Agent of the certificates evidencing the Equity Units and the Offered Securities have been authorized by all necessary corporate action on the part of the Purchase Contract Agent; the Purchase Contract Agreement has been duly executed and delivered by the Purchase Contract Agent and the certificates evidencing the Offered Securities have been duly authenticated by the Purchase Contract Agent.

      (m) The Underwriters shall have received an opinion, dated such Closing Date, from McDermott, Will & Emery, special counsel to the Purchase Contract Agent, that the execution, delivery and performance by the Purchase Contract Agent of the Purchase Contract Agreement and the authentication and delivery by the Purchase Contract Agent of the certificates evidencing the Equity Units and the Offered Securities, have been duly authorized by all necessary corporate action on the part of the Purchase Contract Agent under the laws of the State of New York; the Purchase Contract Agreement has been duly executed and delivered by the Purchase Contract Agent and such agreement constitutes a valid and binding obligation of the Purchase Contract Agent, enforceable against the Purchase Contract Agent in accordance with its terms under the laws of the State of New York; and the certificates evidencing the Offered Securities have been duly authenticated by the Purchase Contract Agent.

      (n) The Underwriters shall have received a letter, dated such Closing Date, of Deloitte & Touche LLP which meets the requirements of subsection (b) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

      (o) CSFBC shall have received, on or prior to the date of this Agreement, lockup letters from each of the directors of the Company and each of the executive officers named in Schedule B hereto. The form of such lockup letter is attached as Schedule C hereto.

      The Company will furnish the Underwriters with such conformed copies of such opinions, certificates, letters and documents as the Underwriters reasonably request. The Representatives may in their sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Option Closing Date or otherwise.

      7.    Indemnification and Contribution.

            (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act, the Exchange Act, Canadian Securities Laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through any of the Representatives specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection
      (b) below; provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter that sold the Equity Units concerned to the person asserting any such losses, claims, damages or liabilities, to the extent that any such sale was an initial sale by such Underwriter and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person at or prior to the written confirmation of the sale of such Equity Units to such person, as applicable, a copy of the U.S. Prospectus (exclusive of any material incorporated therein) or the Canadian Final Supplement together with the Canadian Final Prospectus if the Company had previously furnished copies thereof to such Underwriter.

      (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Act, the Exchange Act, Canadian Securities Laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through any of the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus: the fifth, thirteenth, eighteenth, nineteenth and twentieth paragraphs under the caption "Underwriting".

            (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall be liable for any settlement of any action contemplated by subsections (a) or (b) above effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault or failure to act by or on behalf of any indemnified party.

            (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or
      (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other equitable considerations; provided, however, that (i) in no case shall the Underwriters be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to the Offered Securities, as set forth in this Agreement, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Benefits received by the Company shall be deemed to be equal to the sum of the total net proceeds from the offering (before deducting expenses) of the Offered Securities. Benefits received by the Underwriters shall be deemed to be equal to the total purchase commissions received in connection with the offering of the Equity Units. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Equity Units sold by it exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

            (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the Act or the Exchange Act.

      8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First Closing Date or any Option Closing Date and the number of the Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of the Offered Securities that the Underwriters are obligated to purchase on such Closing Date, the Representatives may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons including any of the non-defaulting Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of the Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of the Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to the Representatives and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in
Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement shall not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term " Underwriter" includes any person substituted for a Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

      9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Underwriters pursuant to Section 7 shall remain in effect and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (v), (vi) or (vii) of Section 6(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

      10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters will be mailed, delivered or telegraphed and confirmed to the Underwriters, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 8200 Dixie Road, Suite 100, Brampton, Ontario, Canada L6T 5P6,
Attention: Assistant Secretary; provided, however, that any notice to a Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

      11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

      12. Representation of Underwriters. The Representatives will act for the several Underwriters in connection with this purchase, and any action under this Agreement taken by the Representatives will be binding upon all the Underwriters.

      13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. The transmission by facsimile of a copy of the execution page hereof reflecting the execution of this Agreement by any party hereto shall be effective to evidence that party's intention to be bound by this

Agreement and that party's agreement to the terms, provisions and conditions hereof, all without the necessity of having to produce an original copy of such execution page.

      14. Severability. If any provision of this Agreement is determined to be void or unenforceable in whole or in part, it shall be deemed not to affect or impair the validity of any other provision of this Agreement and such void or unenforceable provision shall be severable from this Agreement.

      15. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT SUCH RULES WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

      The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company irrevocably appoints CT Corporation System, as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Company, by the person serving the same to the address provided in Section 10, shall be deemed in every respect effective service of process upon the Company, as the case may be, in any such suit or proceeding. The Company further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.

      The obligation of the Company in respect of any sum due to any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by such Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Underwriter hereunder, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter hereunder, such Underwriter agrees to promptly pay to the Company, as the case may be, an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter hereunder.

      If the foregoing is in accordance with the Underwriters' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

                                     Very truly yours,

                                     NORTEL NETWORKS CORPORATION


                                     By /s/ Frank A. Dunn
                                       _________________________________________
                                       Frank A. Dunn
                                       President, Chief Executive Officer and
                                       Chief Financial Officer

                                     By /s/ Katharine B. Stevenson
                                       _________________________________________
                                       Katharine B. Stevenson
                                       Treasurer


The foregoing Underwriting Agreement is
hereby confirmed and accepted as of the
date first above written.

  CREDIT SUISSE FIRST BOSTON CORPORATION
  J.P. MORGAN SECURITIES INC.
  SALOMON SMITH BARNEY INC.

    Acting on behalf of themselves and
      as the Representatives of the
      several Underwriters.

  By CREDIT SUISSE FIRST BOSTON CORPORATION


  By /s/ Brian D. Host
      ________________________
      Brian D. Host
      Director, Head of Global Communications
      Equipment Technology Group

                                   SCHEDULE A


                                                                          AMOUNT OF
          UNDERWRITER                                                  FIRM SECURITIES
          -----------                                                  ---------------
Credit Suisse First Boston Corporation...............................    6,127
J.P. Morgan Securities Inc. .........................................    6,125
Salomon Smith Barney Inc.............................................    6,125
RBC Dominion Securities Inc..........................................    2,375
ABN AMRO Rothschild LLC..............................................      750
CIBC World Markets Corp..............................................      750
HSBC Securities (USA) Inc............................................      750
SG Cowen Securities Corporation......................................      750
Barclays Bank plc....................................................      312
BNP Paribas Securites Corp...........................................      312
Scotia Capital Inc...................................................      312
TD Securities Inc....................................................      312
Total................................................................   25,000

                                   SCHEDULE B

      Officers Required to Provide Lock-Up Letters Pursuant To Section 6(h)

F.A. Dunn
Director, President, Chief Executive Officer and Chief Financial Officer

C. Bolouri
President, Global Customer Customer Care & Supply Chain Operations

N.J. DeRoma
Chief Legal Officer

G.R.  Donahee
President, Americas

F. Plastina
President, Metro & Enterprise Networks

D.C. Beatty
Controller

P. Debon
President, Wireless Networks

W.J. Donovan
Senior Vice President, Human Resources

K. Stevenson
Treasurer

G. Mumford
Chief Technology Officer

B. McFadden
President, Optical Long-Haul Networks

S. Pusey
President, Europe, Middle East and Africa

M. Tariq
President, Asia

                                   SCHEDULE C

                                                                     June , 2002

Credit Suisse First Boston Corporation
[                    ]
c/o  Credit Suisse First Boston Corporation
     Eleven Madison Avenue
     New York, NY   10010-3629


Dear Sirs:

            As an inducement to the Underwriters to execute an underwriting agreement (the "EQUITY UNITS UNDERWRITING AGREEMENT"), pursuant to which to which an offering will be made that is intended to result in the establishment of a public market for equity units (the "EQUITY UNITS"), and/or an underwriting agreement (the "COMMON SHARE UNDERWRITING AGREEMENT" and, together with the Equity Units Underwriting Agreement, the "UNDERWRITING AGREEMENTS"), pursuant to which an offering will be made of common shares (the "OFFERED COMMON Shares" and, together with the Equity Units, the "SECURITIES") of Nortel Networks Corporation, and any successor (by merger or otherwise) thereto, (the "COMPANY"), the undersigned hereby agrees that from the date hereof and until 60 days after the later of the respective offering dates set forth on the final prospectus supplements used to sell the Securities (the "OFFERING DATE") pursuant to either or both of the Underwriting Agreements, to which you are or expect to become parties, the undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any common shares of the Company (the "COMMON SHARES") or securities convertible into or exchangeable or exercisable for, or entitling the holder to receive, any shares of Common Shares, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such aforementioned transaction is to be settled by delivery of the Common Shares or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Credit Suisse First Boston Corporation and RBC Dominion Securities Inc. In addition, the undersigned agrees that, without the prior written consent of Credit Suisse First Boston Corporation and RBC Dominion Securities Inc., it will not, during the period commencing on the date hereof and ending 60 days after the Offering Date, make any demand for or exercise any right with respect to, the registration of any Common Shares or any security convertible into or exercisable or exchangeable for, or entitling the holder to receive, the Common Shares.

            Any Common Shares received upon exercise of options granted to the undersigned will also be subject to this Agreement. Notwithstanding the foregoing, the undersigned may transfer the undersigned's Common Shares (i) provided they were purchased on the open market, (ii) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (iii) to any corporation controlled by the undersigned or trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided in the case of a transfer to any such trust that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value other than for the benefit of the undersigned's immediate family, or (iv) as pledges of Common Shares in connection with the purchase of such Common Shares upon the exercise of stock options following termination of employment or service with the Company, provided that the lender or lenders to whom such Common Shares are pledged agree in writing to be bound by the restrictions set forth herein. For purposes of this agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

            In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of Common Shares if such transfer would constitute a violation or breach of this Agreement.

            This Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This Agreement shall lapse and become null and void if the Offering Date shall not have occurred on or before June 19, 2002.

                                      Very truly yours,


                                      _________________________________
                                      Name:
                                      Title:


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